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                                                                    EXHIBIT 99.2


                      Chief Financial Officer Certification

     Pursuant to Section 906 of the Corporate Fraud Accountability Act of 2002 (18 U.S.C. Section 1350, as adopted), Robert W. Klinge, the Chief Financial Officer of Prab, Inc. (the "Company") hereby certifies that, to the best of his knowledge:

     1. The Company's Quarterly Report on Form 10-QSB for the period ended July 31, 2002, and to which this Certification is attached as Exhibit 99.2 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  September 11, 2002

                                                /S/ Robert W. Klinge
                                                -----------------------
                                                Robert W. Klinge
                                                Chief Financial Officer






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